CNI CHARTER FUNDS
Limited Maturity Fixed Income Fund
Full Maturity Fixed Income Fund
Diversified Equity Fund
Socially Responsible Equity Fund

Institutional Class
Class N

Supplement dated January 3, 2011, to Summary Prospectuses, Prospectus and
Statement of Additional Information dated January 28, 2010, as supplemented

This supplements certain information contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

Effective January 1, 2011, CCM Advisors, LLC (“CCMA”), the investment adviser to the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund, combined its business into that of its affiliate, City National Asset Management, Inc. (“CNAM”).  All references to CCM Advisors, LLC, or “CCMA” in the Summary Prospectuses and Prospectus are replaced with City National Asset Management, Inc., or “CNAM” as applicable, and all references to “CCM Advisors” in the Statement of Additional Information are replaced with “CNAM, Inc.”

Summary Prospectus Revisions

•	On page 5 of the Summary Prospectus for the Limited Maturity Fixed Income Fund, the section “Sub-Adviser” is deleted.

Prospectus Revisions

•	On page 40 of the Prospectus, the section “Sub-Adviser” is deleted.

•	On page 66 of the Prospectus, the first two paragraphs under the heading “CCMA-Advised Funds” are deleted.

•	On page 69 of the Prospectus, the section “Limited Maturity Fixed Income Fund” is replaced with the following:

Limited Maturity Fixed Income Fund

CNAM serves as investment adviser to the Limited Maturity Fixed Income Fund.

The Limited Maturity Fixed Income Fund is managed primarily by Paul C. Single (Senior Vice President and Director – Fixed Income Investments) and William C. Miller, Jr. (Senior Vice President and Director – Fixed Income Investments). Information about the background and experience of Messrs. Single and Miller is included above under “Government Bond Fund” and “Multi-Asset Fund,” respectively.

•	On page 69 of the Prospectus, the third paragraph under the heading “Diversified Equity Fund” is replaced with the following:

CNAM. Prior to the business combination of CNAM and CCMA, CNAM served as an interim sub-adviser to the Diversified Equity Fund from May 28, 2010, until September 7, 2010.  CNAM was appointed by CCMA

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with the approval of the Board of Trustees to manage the portion of the Fund previously managed by Freeman Investment Management Co. when Freeman closed its business.  Effective September 7, 2010, with the approval of the Board of Trustees, CCMA terminated CNAM as sub-adviser to the Fund and allocated the assets of the Fund being managed by CNAM among the Fund’s remaining sub-advisers for management.

Statement of Additional Information Revisions

•	On page 1 of the Statement of Additional Information, the first paragraph under the heading “The Funds” is replaced with the following:

City National Asset Management, Inc. (“CNAM, Inc.”) serves as investment adviser to the Funds. As the investment adviser, CNAM, Inc. allocates portions of each Fund’s assets among one or more of Robert W. Baird & Co. Incorporated (“Baird”), SKBA Capital Management, LLC (“SKBA”), Boyd Watterson Asset Management LLC (“Boyd Watterson”), AMBS Investment Counsel, LLC (“AMBS”) and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and any other sub-adviser which it may engage, subject to approval by the Trust’s Board of Trustees. Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below.

•	On page 23 of the Statement of Additional Information, the first paragraph under the heading “Investment Manager” is replaced with the following:

CNAM, Inc. serves as the investment adviser to each Fund.  Prior to January 1, 2011, CCM Advisors, LLC (“CCMA”) served as the investment adviser for each Fund pursuant to an Investment Management Agreement between CCMA and the Trust dated as of October 1, 2005 (the “Management Agreement”). Effective January 1, 2011, CNAM, Inc. assumed the rights and obligations of CCMA under the Management Agreement.  CNAM, Inc. is a wholly owned subsidiary of CNB.

•	On page 26 of the Statement of Additional Information, the third paragraph under the heading “Sub-Advisers” is replaced with the following:

In early May 2010 and prior to the business combination of CNAM, Inc. and CCM Advisors, Freeman Investment Management Co. (“Freeman”), a sub-adviser to the Diversified Equity Fund, informed CCM Advisors that it would be closing its business.  At a meeting held on May 25, 2010, the Board of Trustees of the Trust terminated Freeman as sub-adviser to the Diversified Equity Fund and appointed CNAM, Inc. as interim sub-adviser to the portion of the Fund previously managed by Freeman, effective May 28, 2010 (the “Effective Date”), until a long-term substitute could be identified.  Pursuant to Rule 15a-4 of the 1940 Act, subject to certain conditions CNAM, Inc. could serve as a sub-adviser to the Fund without shareholder approval for a period of 150 days following the Effective Date.  At meetings held on August 11 and August 26, 2010, CCM Advisors recommended to the Board that a long-term substitute for Freeman not be appointed, and that the assets of the Diversified Equity Fund being managed by CNAM, Inc. be allocated among AMBS, SKBA and Turner for management.  At the August 26, 2010, meeting, upon CCM Advisors’ recommendation, the Board of Trustees of the Trust authorized CCM Advisors to terminate CNAM, Inc. as sub-adviser to the Diversified Equity Fund, which termination occurred effective September 7, 2010.

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